This Amendment Agreement (the "**Agreement**") is dated 30th June 2022, and entered into between

(1) **TARGOBANK AG**, Heinrich-von-Brentano-Str. 2, 55130 Mainz, Germany, (hereafter referred to as „**TBAG**"); and

(2) **Constellium Extrusions Deutschland GmbH**, Bildstraße 4, 74564 Crailsheim, Germany, registered in the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Ulm under register number HRB 670619 (hereafter referred to as the "**Originator**").

TBAG and the Originator are hereafter referred to as the "**Parties**".

WHEREAS:

(1) TBAG as purchaser and the Originator as seller entered into a factoring agreement on 16 December 2010 (as amended and/or restated from time to time), pursuant to which the Originator sells certain receivables to TBAG (the "**Factoring Agreement**").

(2) TBAG has also entered into a factoring agreement with Constellium Singen GmbH, a limited liability company, with registered office at Alusingen-Platz 1, 78224 Singen, registered in the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Freiburg under register number HRB 540034, on 16 December 2010 (amended and restated on 26 March 2014) and has also entered into a factoring agreement with Constellium Valais S.A., Sierre, a société anonyme incorporated under the laws of Switzerland with registered address at 3960 Sierre, registered under number CHE-105.980.844, on 16 December 2010, and has also entered into a factoring agreement with Constellium Extrusions Děčín s.r.o., a company incorporated and existing under the laws of the Czech Republic, with its registered office at Ústecká 751/37, Děčín V-Rozbělesy, 405 02 Děčín, Czech Republic, identification number 183 80 654, registered in the Commercial Register maintained by the Regional Court in Ústí nad Labem under file number C 301, on 26 June 2015, and has also entered into a factoring agreement on 27 May 2016 with Constellium Rolled Products Singen GmbH & Co. KG, registered with the commercial register (*Handelsregister*) of the local court (*Amtsgericht*) of Freiburg i.Br., with registration number HRA 704399, having its registered seat at Alusingen-Platz 1, 78224 Singen, Germany.

TBAG and the Originator have agreed to enter into this Agreement in order to amend the Factoring Agreement in accordance with this Agreement.

SIGNATORIES

TARGOBANK AG

ppa. ______________________

Signed by: **Steffen Ahnert**

Title: **Head of Risk Structured Finance**

ppa. ______________________

Hermann Bell

Chief Credit Officer Factoring

Constellium Extrusions Deutschland GmbH

______________________ ______________________

Signed by: MARK KIRKLAND

Title: GROUP TREASURER